Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT AND ASSUMPTION AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made and entered into effective as of February 1, 2018 (the "Effective Date"), by and between EVOLUTION PETROLEUM CORPORATION, a Nevada corporation ("Original Borrower"), EVOLUTION PETROLEUM OK, INC., a Texas corporation (“Evolution Texas”), NGS TECHNOLOGIES, INC., a Delaware corporation (“NGS”), and EVOLUTION ROYALTIES, INC., a Delaware corporation (“Evolution Royalties”; Evolution Texas, NGS, and Evolution Royalties are collectively referred to herein as the “Assuming Borrowers” and the Original Borrower along with the Assuming Borrowers are collectively referred to herein as the “Borrowers”) and MIDFIRST BANK, a federally chartered savings association ("Lender").
RECITALS
A.Original Borrower and Lender are parties to that certain Credit Agreement dated as of April 11, 2016, as amended by that certain First Amendment to Credit Agreement dated as of October 18, 2016 (the "Existing Credit Agreement"). Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings assigned to them in the Existing Credit Agreement.
B.Each of the Assuming Borrowers desires to execute and deliver this Amendment and such other documents and instruments as may be reasonably necessary for it to subscribe to and become a party to the Existing Credit Agreement as a Borrower thereunder and to assume joint and several responsibility for payment of the Obligations along with the Original Borrower.
C.The Borrowers and the Lender have agreed to modify certain financial covenants.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
Section 1.1    Terms Defined in the Existing Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.
Section 1.2    Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
“Amended and Restated Note” means that certain amended and restated promissory note in the face amount of $50,000,000.00 from the Borrower in favor of the Lender dated as of the Amendment Closing Date executed in order to amend and restate and replace the promissory note described in the Existing Credit Agreement in the face amount of $10,000,000.00.
“Amendment” means this Second Amendment to Credit Agreement.
“Amendment Closing Date” means February 1, 2018.

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“Amendment Documents” means this Amendment, the Amended and Restated Note, and all other Loan Documents executed and delivered in connection herewith.
“Credit Agreement” means the Existing Credit Agreement as amended hereby.
ARTICLE II.
ASSUMPTION OF LIABILITY; ADDITION OF ADDITIONAL BORROWER
A.From and after the Effective Date, each Assuming Borrower hereby (i) subscribes to and expressly agrees to be bound by the terms, provisions and conditions of the Existing Credit Agreement and all other Loan Documents as a “Borrower” thereunder and a party thereto as fully as if it had executed the Existing Credit Agreement and all other Loan Documents as an original Borrower thereunder and maker thereof, and (ii) assumes and unconditionally agrees to be liable and responsible, jointly and severally with all of the other Borrowers, for payment and performance of all Obligations under the Existing Credit Agreement, whether now existing or hereafter arising. From and after the Effective Date, each Assuming Borrower shall be deemed to be a “Borrower” under and a party to the Existing Credit Agreement, Notes and other Loan Documents. From and after the Effective Date, each Assuming Party hereby agrees to perform, along with the Original Borrower, all of the Original Borrower’s duties in respect thereof, all in accordance with the terms and conditions of the Loan Documents, as the same have been amended from time to time, including all principal, accrued interest, fees, charges, costs of collection, court costs and attorneys’ fees required under the terms thereof.
B.From and after the Effective Date, all references to the term "Borrower" contained in the Existing Credit Agreement shall include each Assuming Borrower on a joint and several basis with the Original Borrower.
C.The Lender confirms that they have consented to the formation of the Assuming Borrowers.
ARTICLE III.
AMENDMENTS TO CREDIT AGREEMENT
Section 3.1    Amendments to Article 4 of the Existing Credit Agreement.
(a)The definitions of “Borrower” and “EBITDA” Section 1.02 of the Existing Credit Agreement, Defined Terms, is hereby amended and restated in its entirety as follows:
"Borrower" means, collectively and jointly and severally, Evolution Petroleum Corporation, a Nevada corporation, Evolution Petroleum Ok, Inc., a Texas corporation, and NGS Technologies, Inc., a Delaware corporation and Evolution Royalties, Inc., a Delaware corporation. Second Amendment to Credit Agreement Second Amendment to Credit Agreement
"EBITDA" means (a) net income of the Borrower and its Subsidiaries for the period in question, plus (b) (to the extent deducted in determining net income) depreciation,

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amortization, depletion, write-down of oil and gas properties, non-cash ceiling test impairments and other non-cash expenses of the Borrower and its Subsidiaries for such period (including other non-cash stock-based compensation expense, non-cash accretion expense, non-cash income taxes, non-cash charges attributable to the application of ASC 410 - Asset Retirement and Environmental Obligations , ASC 718 - Compensation - Stock Compensation or ASC 815 - Derivative and Hedging), plus (c) (to the extent deducted in determining net income) Fixed Charges and Taxes expenses for such period, less (d) (to the extent added in determining net income) gain on sale of assets and other non-cash income of the Borrower and its Subsidiaries for such period (including non-cash gains attributable to the application of ASC 410, ASC 718 or ASC 815) and less (e) extraordinary or non-recurring income items plus (f) (to the extent added in determining net income) extraordinary or non-recurring expense items acceptable to Lender.
Section 3.2    Amendments to Article 10 of the Existing Credit Agreement.
(a)    A new Section shall be added to the Existing Credit Agreement as Section 10.24 of the Existing Credit Agreement, which shall be captioned, Joint Liability, and which shall state as follows:
10.24    Joint Liability. If more than one Person is included in the definition of "Borrower", then each Person included in the definition of "Borrower" will be jointly and severally liable for Borrower's obligations under this Agreement.
ARTICLE IV.
CONDITIONS OF EFFECTIVENESS
Section 4.1    Effective Date. This Amendment shall become effective as of the date first above written when and only when:
(a)    Amendment Documents. Lender shall have received duly executed and delivered counterparts of each Amendment Document (i) in form, substance and date satisfactory to Lender, and (ii) in such numbers as Lender or its counsel may reasonably request.
(b)    Certificate. Lender shall have received a certificate of a Responsible Officer of Borrower certifying as of the date of this Amendment (i) that there have been no changes to its Organizational Documents since the Closing Date, and (ii) that there are no resolutions or other action of Borrower prohibiting the transactions described in this Amendment.
(c)    Other Documentation. Lender shall have received all documents and instruments which Lender has then reasonably requested, in addition to those described in this Section 4.1. All such additional documents and instruments shall be reasonably satisfactory to Lender in form, substance and date.
(d)    No Default. No event shall have occurred and be continuing that would constitute an Event of Default or a Default.
ARTICLE V.
REPRESENTATIONS AND WARRANTIES

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Section 5.1    Representations and Warranties of Borrower. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender that:
(a)    All representations and warranties made by Borrower in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).
(b)    Borrower has duly taken all corporate action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder and will provide Lender with any approval thereof at the next scheduled meeting of Borrower’s board of directors.
(c)    The execution and delivery by Borrower of the Amendment Documents to which it is a party, the performance by Borrower of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i) to Borrower’s knowledge, any Law, (ii) Borrower’s Organization Documents, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, (b) result in the acceleration of any Indebtedness owed by Borrower, or (c) result in or require the creation of any Lien upon the assets or properties of Borrower except as expressly contemplated or permitted in the Loan Documents. Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to Borrower’s knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in respect of Borrower in connection with the execution, delivery or performance by Borrower of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.
(d)    This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.
ARTICLE VI.
MISCELLANEOUS
Section 6.1    Borrowing Base. From the date hereof through the next re-determination of the Borrowing Base pursuant to the terms of the Existing Credit Agreement, the Borrowing Base shall be $40,000,000.00.
Section 6.2    Ratification of Agreements. The Existing Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Existing Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power

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or remedy of Lender under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.
Section 6.3    Survival of Agreements. All of Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the Obligations are paid in full to Lender and all of Lender’s obligations to Borrower are terminated.
Section 6.4    Waiver of Jury Trial. BORROWER AND LENDER (BY THEIR ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE BORROWER AND THE LENDER, ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN THE LENDER AND THE BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN.
Section 6.5    Interpretive Provisions. Section 1.2 of the Existing Credit Agreement is incorporated herein by reference herein as if fully set forth.
Section 6.6    Loan Documents. The Amendment Documents are each a Loan Document, and all provisions in the Existing Credit Agreement pertaining to Loan Documents apply thereto.
Section 6.7    Governing Law. This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Texas.
Section 6.8    Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. The Amendment Documents may be validly executed by facsimile or other electronic transmission.
THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

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Signature Page to Second Amendment to Credit Agreement
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ORIGINAL BORROWER:	EVOLUTION PETROLEUM CORPORATION, a Nevada corporation
By:    Randall D. Keys
Name:     Randall D. Keys
Title:     President and Chief Executive Officer

ASSUMING BORROWER:	EVOLUTION PETROLEUM OK, INC., a Texas corporation
By:     Randall D. Keys
Name:     Randall D. Keys
Title:     President and Chief Executive Officer
NGS TECHNOLOGIES, INC., a Delaware corporation

By:     Randall D. Keys
Name:     Randall D. Keys
Title:     President and Chief Executive Officer
EVOLUTION ROYALTIES, INC., a Delaware corporation

By:     Randall D. Keys
Name:     Randall D. Keys
Title:     President and Chief Executive Officer

LENDER:	MIDFIRST BANK

By: Chay Kramer

Name: Chay Kramer
Title: Vice President

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